Execution Version
CONDITIONAL CONSENT, WAIVER AND ACKNOWLEDGEMENT

August 30, 2022

Reference is hereby made to that certain:

(a) Business Combination Agreement, dated as of June 28, 2021, by and among System1 Inc., a Delaware corporation (formerly known as Trebia Acquisition Corp., a Cayman Islands exempted company, “System1”), S1 Holdco, LLC, a Delaware limited liability company, System1 Midco, LLC, a Delaware limited liability company, System1 S1, LLC, a Delaware limited liability company, OpenMail LLC, a Delaware limited liability company, Orchid Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of System1, Orchid Merger Sub II, LLC, a Delaware limited liability company, Orchid Finco, LLC, a Delaware limited liability company, CSC III System1 Blocker Inc., a Delaware corporation, CSC (Offshore) III System1 Blocker, Inc., a Delaware corporation, CSC III-A System1 Blocker, Inc., a Delaware corporation, Court Square Capital Partners III, L.P., a Delaware limited partnership, Court Square Capital Partners (Offshore) III, L.P., a Cayman Islands limited partnership, Court Square Capital Partners IIIA, L.P., a Delaware limited partnership, Court Square Capital GP III, LLC, a Delaware limited liability company, Court Square Capital Partners (Executive) III, L.P., a Delaware limited partnership, System1 SS Protect Holdings, Inc., a Delaware corporation, the Persons listed on Exhibit L to the BCA, Trasimene Trebia, LP, BGPT Trebia LP and the Persons listed on Exhibit J to the BCA (collectively, as amended pursuant to the terms of the BCA, the “BCA Parties”), as amended by (i) Amendment No. 1 thereto, dated November 30, 2021, by and among the BCA Parties, (ii) Amendment No. 2 thereto, dated January 10, 2022, by and among the BCA Parties, and (iii) Amendment No. 3 thereto, dated January 25, 2022, by and among the BCA Parties (such Business Combination Agreement, as amended and together with any and all exhibits and schedules thereto, the “BCA”); and

(b) a bonus allocation letter dated August 29, 2022 signed by Christopher Phillips and delivered to System1 in accordance with the provisions of Section 12.11(a) of the BCA, attached hereto as Exhibit A (the “Year 3 Bonus Allocation Letter”).

Capitalized terms used but not otherwise defined in this conditional consent, waiver and acknowledgement (“Conditional Consent, Waiver and Acknowledgement”) will have the meanings ascribed to such terms in the BCA.

Pursuant to Section 12.11(a) of the BCA, if, on or prior to December 31, 2023, Protected LTM Cash EBITDA (the “2023 Earnout Threshold”) has equaled or exceeded $55,000,000, as reasonably determined by the board of directors of System1 (the “System1 Board”), acting in good faith, System1 is required to make available, promptly following December 31, 2023, a bonus pool of a number of shares (the “Year 3 Stock Bonus Pool”) of class A common stock, par value $0.0001 per share, of System1 (“System1 Class A Common Stock”) equal to $50,000,000 divided by the volume weighted average trading price of System1 Class A Common Stock (as reported by Bloomberg L.P. or, if not reported therein, another authoritative source chosen by System1) for the 20 consecutive Trading Days ending on (and including) the Trading Day that is 5 Trading Days prior to the due date for payment of the Year 3 Stock Bonus Pool, which shall be paid to Year 3 Eligible Recipients, in fully-vested shares of System1 Class A Common Stock, subject to applicable tax withholding, no later than thirty (30)

days following December 31, 2023, and shall be allocated among Year 3 Eligible Recipients as determined by Christopher Phillips in his sole discretion (or, if Christopher Phillips is not an employee, consultant, independent contractor or director of System1 and its Subsidiaries (a “System1 Service Provider”) as of December 31, 2023 (other than as a result of a non-Cause termination by System1 or its Subsidiaries), by the System1 Board). The parties hereto agree that the Persons listed on Exhibit B attached hereto (the “Year 3 Bonus Recipients”) are, as of (i) the delivery of the Year 3 Bonus Allocation Letter to System1 and (ii) the execution of this Conditional Consent, Waiver and Acknowledgment, each entitled to their respective share of the Year 3 Stock Bonus Pool, as set forth on Exhibit A to the Year 3 Bonus Allocation Letter. Christopher Phillips and Protected UK hereby agree that each of the Year 3 Bonus Recipients shall be deemed to be the “Year 3 Eligible Recipients,” as such term is used in the BCA, and no other Persons shall be deemed to be Year 3 Eligible Recipients or eligible for any payments pursuant to Section 12.11(a) of the BCA. In accordance with Section 15.01(a) of the BCA, the undersigned Year 3 Bonus Recipients, Protected UK and Christopher Phillips hereby waive System1’s obligations under Section 12.11(a) of the BCA to pay each Year 3 Eligible Recipient their respective share of the Year 3 Stock Bonus Pool, pursuant to the terms thereof, subject to the satisfaction of the following conditions, which each of the parties hereto acknowledges shall be satisfied:

1.Protected UK shall make a cash bonus payment to each of the undersigned Year 3 Bonus Recipients (the aggregate amount of such cash bonus payments to be paid to all Year 3 Bonus Recipients, the “Initial Bonus Pool”) on the date hereof, which shall be allocated to Year 3 Bonus Recipients in the amounts set forth on Exhibit C attached hereto, subject to applicable tax withholding (if any) and Section 3.08 of the BCA, provided that the Initial Bonus Pool shall not exceed $10,000,000;

2.Protected UK shall make a cash bonus payment to each of the undersigned Year 3 Bonus Recipients on each of the (a) three-month anniversary of the date hereof (the “Second Bonus Date,” and the aggregate amount of such cash bonus payments to be paid to all Year 3 Bonus Recipients on the Second Bonus Date, the “Second Bonus Pool”), (b) six-month anniversary of the date hereof (the “Third Bonus Date,” and the aggregate amount of such cash bonus payments to be paid to all Year 3 Bonus Recipients on the Third Bonus Date, the “Third Bonus Pool”), and (c) nine-month anniversary of the date hereof (the “Fourth Bonus Date,” and the aggregate amount of such cash bonus payments to be paid to all Year 3 Bonus Recipients on the Fourth Bonus Date, the “Fourth Bonus Pool” and, together with Initial Bonus Pool, Second Bonus Pool and Third Bonus Pool, collectively, the “Bonus Pool”), which payments, on each of the Second Bonus Date, the Third Bonus Date and the Fourth Bonus Date (collectively, the “Subsequent Bonus Dates”), shall be allocated to Year 3 Bonus Recipients in the amounts set forth on Exhibit C attached hereto, subject to applicable tax withholding (if any) and Section 3.08 of the BCA; provided that (x) none of the Second Bonus Pool, the Third Bonus Pool, or the Fourth Bonus Pool shall exceed $10,000,000, (y) the Bonus Pool shall not exceed $40,000,000, and (z) Protected UK will not be required to make any payments pursuant to this Conditional Consent, Waiver and Acknowledgement on the Second Bonus Date, the Third Bonus Date or the Fourth Bonus Date, as applicable, if Christopher

Phillips has, as of such Subsequent Bonus Date, voluntarily resigned as a System1 Service Provider or been terminated as a System1 Service Provider for Cause. For the avoidance of doubt, if Christopher Phillips voluntarily resigns as a System1 Service Provider or is terminated as a System1 Service Provider for Cause, none of System1, Protected UK or any of their Affiliates will have any obligations to make any bonus payments pursuant to Section 12.11(a) of the BCA.

3.Each of Christopher Phillips and Nicholas Baker have executed a lock-up agreement, the forms of which are attached hereto as Exhibit D-1 and Exhibit D-2, respectively, and which shall be effective as of the date hereof.

4.Each of JDI and System1 have executed the Indemnity Side Letter attached hereto as Exhibit E (the “Indemnity Side Letter”), which shall be effective as of the date hereof.

5.JDI shall have obtained an enforceable contractual right, in form and substance reasonably satisfactory to System1, against each Person to whom JDI transfers any part of the Bonus Pool other than the Initial Bonus Pool (each a “Secondary Payee”), documentation of which shall have been provided to System1, duly executed by each Secondary Payee (collectively, the “Clawback Agreements”), prior to any transfer to such Secondary Payee, which requires such Secondary Payee to transfer to JDI, and entitles JDI to, upon its written demand, obtain immediately from such Secondary Payee, his, her, their or its pro rata portion (calculated based on such Secondary Payee’s share of any cash bonus payments received by such Secondary Payee as of JDI’s demand for payment pursuant to the applicable Clawback Agreement) of any amounts demanded by System1 pursuant to the Indemnity Side Letter.

6.Each of the parties hereto (a) acknowledges that the performance of the obligations contemplated by this Conditional Consent, Waiver and Acknowledgement shall not be deemed to breach the terms of any representation and warranty, covenant or term of the BCA, and (b) hereby waives any breach of any representation and warranty, covenant or term of the BCA, with respect to the matters set forth in this Conditional Consent, Waiver and Acknowledgement.

7.Each of the parties hereto acknowledges and agrees that any rights pursuant to the Year 3 Bonus Allocation Letter are waived in connection with this Conditional Consent, Waiver and Acknowledgment, and any obligations pursuant to the Year 3 Bonus Allocation Letter are terminated by this Conditional Consent, Waiver and Acknowledgment.

8.Each of the parties hereto acknowledges and agrees that neither the Bonus Pool nor any portion thereof shall be included in the calculation of Protected LTM Cash EBITDA for purposes of determining the 2024 Earnout Threshold pursuant to Section 12.11(b) of the BCA.

This Conditional Consent, Waiver and Acknowledgment is limited to the matters expressly mentioned above, and except as expressly acknowledged and waived herein, all provisions of the BCA remain in full force and effect. This Conditional Consent, Waiver and Acknowledgement shall not be construed as a waiver or consent to any other action by the parties hereto, except as expressly provided for herein. This Conditional Consent, Waiver and Acknowledgment shall be subject to the terms of Section 1.02 and Article XV of the BCA, which are incorporated herein by reference, in each case, mutatis mutandis and this Conditional Consent, Waiver and Acknowledgment and the terms hereof are confidential and shall not be disclosed by any party hereto, except as required by applicable law, rule or regulation.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Conditional Consent, Waiver and Acknowledgement as of the date first written above.

SYSTEM1, INC.

By:/s/ Daniel Weinrot
Name: Daniel Weinrot
Title: General Counsel

[Signature Page to Conditional Consent, Waiver and Acknowledgement]

PROTECTED.NET GROUP LIMITED
By:
Name:
Title:

[Signature Page to Conditional Consent, Waiver and Acknowledgement]

YEAR 3 ELIGIBLE RECIPIENTS
JUST DEVELOP IT LIMITED
By:
Name:
Title:

[Signature Page to Conditional Consent, Waiver and Acknowledgement]

Exhibit A
Year 3 Bonus Allocation Letter

Exhibit B
Year 3 Bonus Recipients
Just Develop It Limited

Exhibit C
Allocation of each of Initial Bonus Pool, Second Bonus Pool, Third Bonus Pool and Fourth Bonus Pool to Year 3 Bonus Recipients

Year 3 Bonus Recipient	Share of Bonus Pool (%)	Share of Bonus Pool ($)
Just Develop It Limited	100%	$40,000,000

Exhibit D-1
Form of Lock-Up Agreement (Christopher Phillips)

Exhibit D-2
Form of Lock-Up Agreement (Nicholas Baker)
[Signature Page to Conditional Consent, Waiver and Acknowledgement]

Exhibit E
Indemnity Side Letter

[Signature Page to Conditional Consent, Waiver and Acknowledgement]